Exhibit 10.12

AMENDMENT NO. 2 TO

TENTH AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO TENTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”), entered into on August 18, 2006, among ALSIUS CORPORATION, a California corporation (the “Company”), and the undersigned investors in the Company (the “Investors”).

RECITALS:

A. Certain of the Investors hold shares of the Company’s Common Stock, Series A, Series B, Series C-D, Series E and/or Series F Preferred Stock and possess registration rights, information rights, rights of first refusal, and other rights pursuant to that certain Tenth Amended and Restated Investor Rights Agreement, dated as of September 2, 2004, among the Company, such Investors and certain other shareholders of the Company (the “Original Agreement”).

B. The Tenth Restated Agreement was amended on April 13, 2006 (the “First Amendment” and together with the Original Agreement, the “Tenth Restated Agreement”)

C. On or about the date hereof, in connection with a bridge financing (the “Bridge Financing”), the Company is issuing a series of 8% Unsecured Convertible Promissory Notes (the “Bridge Notes”) and warrants to purchase Common Stock of the Company (the “Warrants”).

D. It is a condition to the closing of the Bridge Financing that this Amendment be executed by the parties hereto, and the parties are willing to execute, and to be bound by the provisions of, this Amendment.

E. The undersigned Investors desire to amend the definition of “Registrable Securities” under Section 1.1 of the Tenth Restated Agreement to include the shares of stock issuable upon conversion of the Bridge Notes and exercise of the Warrants.

F. The undersigned Investors desire to amend Sections 3.6 and 3.7 of the Tenth Restated Agreement to increase the voting threshold for approvals under those sections to sixty percent (60%).

G. The Investors executing this Amendment hold a majority of the shares held by all Investors who are a party to the Tenth Restated Agreement and a majority of the shares of Series C-D, Series E and Series F Preferred Stock or Common Stock issuable upon conversion thereof, and therefore, have the power under Section 3.6 of the Tenth Restated Agreement to amend such agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Tenth Restated Agreement hereby agree that the Tenth Restated Agreement shall be amended as follows:

1. Revised Definition of 2006 Bridge Notes in Section 1.1. The undersigned Investors hereby agree that the definition of 2006 Bridge Notes added in the First Amendment to Section 1.1 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“2006 Bridge Notes” means the convertible promissory notes made by the Company, dated April 13, 2006 and August 18, 2006, in connection with bridge financings of the Company of approximately $6,200,000.”

2. Revised Definition of “Warrants.” The undersigned Investors hereby agree that the definition of “Warrants” in Section 1.1 of the Tenth Restated Agreement shall be deleted in its entirety and replaced with the following:

““Warrants” means those certain warrants to purchase Common Stock of the Company (i) dated April 30, 2003, issued to the initial purchasers of the Bridge Notes and (ii) dated April 13, 2006 and August 18, 2006, issued to the initial purchasers of the 2006 Bridge Notes.”

3. Amendment to Sections 3.6 and 3.7. The undersigned Investors hereby agree that Sections 3.6 and 3.7 shall be deleted in their entirety and replaced with the following:

“3.6 Amendment and Waivers. Except as may be otherwise provided in Section 3.7, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, the Investors holding a majority of the shares held by all Investors, and the Investors holding at least sixty percent (60%) of the shares of Common Stock issued or issuable upon conversion of Series C-D, Series E and Series F Preferred Stock; provided, however, that any waiver or amendment that adversely affects an Investor in a manner that is materially different than the other Investors (other than differences resulting solely from ownership of a different amount of shares) shall require the written consent of such Investor in order to be binding on such Investor; and, provided further, that the Company may amend Exhibit A to this Agreement at any time and from time to time without the consent of any Investor solely to (i) add CHANNEL and any Rights Investor (as defined in the Purchase Agreement), in each case provided that CHANNEL and such Rights Investor executes a Counterpart to this Agreement in the form of Exhibit B hereto as a party to this Agreement, or (ii) reflect the conversion to Common Stock of the Preferred Stock of any Investor whose Preferred Stock is so converted (voluntarily or automatically) pursuant to the conversion provisions of such Preferred Stock, or to reflect any adjustment to the outstanding shares of Preferred Stock or Common Stock due to a stock split, stock dividend or recapitalization. Any amendment or waiver effected in accordance with this Section shall be binding upon all present and future Investors.”

“3.7 Additional Registration Rights. The Company will not grant any registration rights not set forth herein without the prior approval of the Holders of at least a majority of the then outstanding Registrable Securities and the Investors holding sixty percent (60%) of the shares of Common Stock issued or issuable upon conversion of Series C-D, Series E and Series F Preferred Stock; provided, however, in the event the Shareholders of the Company have legally and validly approved the sale of securities and the granting of registration rights to the holders thereof, such securities may be added to the definition of Registrable Securities hereunder and such holders shall constitute Holders hereunder to the extent they agree in writing to be bound by the terms and conditions hereof.”

4. Remainder of Tenth Restated Agreement Unchanged. Except as amended by this Amendment, the Tenth Restated Agreement shall otherwise remain in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without regard to its conflicts of laws provisions.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7. Facsimile Signatures. This Amendment may be executed and delivered by facsimile and upon such delivery, the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other parties. The original signature copy shall be delivered to the other parties by mail. The failure to deliver the original signature copy and/or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

IN WITNESS WHEREOF, the undersigned Investors and the Company have executed this Amendment as of the day and year first above written.

ALSIUS CORPORATION, a California corporation

By	/s/ William J. Worthen
William J. Worthen
President and Chief Executive Officer

Address:	15770 Laguna Canyon Road
Suite 150
Irvine, CA 92618-3111

MAYFIELD VIII

By:	/s/ Grant Heidrich

Name:	Grant Heidrich

Title:	Managing Director

Address:	2800 Sand Hill Road Menlo Park, CA 94025

MAYFIELD ASSOCIATES FUND III

By:	/s/ Grant Heidrich

Name:	Grant Heidrich

Title:	Managing Director

Address:	2800 Sand Hill Road Menlo Park, CA 94025

FEVER TRUST

By:	/s/ James T. Beck

Name:	James T. Beck

Title:	Administrative Trustee

Address:	2800 Sand Hill Road Menlo Park, CA 94025

FEVER TRUST II

By:	/s/ James T. Beck

Name:	James T. Beck

Title:	Administrative Trustee

Address:	2800 Sand Hill Road Menlo Park, CA 94025

FEVER TRUST III

By:	/s/ James T. Beck

Name:	James T. Beck

Title:	Administrative Trustee

Address:	2800 Sand Hill Road Menlo Park, CA 94025

HUTTON LIVING TRUST

By:	/s/ Wende S. Hutton

Name:	Wende S. Hutton

Title:	Trustee

Address:	2 Santiago Avenue Atherton, CA 94027

NEW ENTERPRISE ASSOCIATES VII, L.P.

By:	NEA Partners VII, Limited Partnership Its General Partner

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III

Title:	General Partner

Address:	2800 Sand Hill Road Menlo Park, CA 94025

NEA PRESIDENTS FUND, L.P.

By:	NEA General Partners, L.P. Its General Partner

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III

Title:	General Partner

Address:	2800 Sand Hill Road Menlo Park, CA 94025

NEA VENTURES 1997, LIMITED PARTNERSHIP

By:	/s/ Louis B. Van Dyck

Name:	Louis B. Van Dyck

Title:	General Partner

Address:	2800 Sand Hill Road Menlo Park, CA 94025

SIGHTLINE HEALTHCARE FUND II, L.P.

By:	/s/ Buzz Benson

Name:	Buzz Benson

Title:	Managing Director

Address:	50 South Sixth Street, Suite 1390 Minneapolis, MN 55402

VERTICAL FUND I, L.P.

By	Vertical Group, L.P., General Partner

By:	/s/ John E. Runnells

Name:	John E. Runnells

Title:	General Partner

Address:	25 DeForest Avenue Summit, NJ 07901

VERTICAL FUND II, L.P.

By	Vertical Group, L.P., General Partner

By:	/s/ John E. Runnells

Name:	John E. Runnells

Title:	General Partner

Address:	25 DeForest Avenue Summit, NJ 07901

MPM BIOVENTURES II, L.P.

By:	MPM Asset Management II, L.P., its General Partner

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Kurt C. Wheeler

Name:	Kurt C. Wheeler

Title:	Investment Manager

Address:	200 Clarendon Street, 54th Floor Boston, MA 02116

MPM BIOVENTURES II-QP, L.P.

By:	MPM Asset Management II, L.P., its General Partner

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Kurt C. Wheeler

Name:	Kurt C. Wheeler

Title:	Investment Manager

Address:	200 Clarendon Street, 54th Floor Boston, MA 02116

MPM BIOVENTURES GMBH & CO. PARALLEL-BETEILIGUNGS KG

By:	MPM Asset Management II, L.P., in its capacity as the Special Limited Partner

By:	MPM Asset Management II LLC, its General Partner

By:	/s/ Kurt C. Wheeler

Name:	Kurt C. Wheeler

Title:	Investment Manager

Address:	200 Clarendon Street, 54th Floor Boston, MA 02116

MPM ASSET MANAGEMENT INVESTORS 2000 B LLC

By:	/s/ Kurt C. Wheeler

Name:	Kurt C. Wheeler

Title:	Investment Manager

Address:	200 Clarendon Street, 54th Floor Boston, MA 02116

CHANNEL MEDICAL PARTNERS, L.P.

By:	/s/ Carol Dorothy Winslow

Name:	Carol Dorothy Winslow

Title:	Principal

Address:	5750 Old Orchard Road, Suite 310 Skokie, IL 60077

HUNT VENTURES, L.P.

By:

Name:

Title:

Address:	Fountain Place 1445 Ross at Field Dallas, TX 75202-2785

CANAAN EQUITY II L.P.

By:	Canaan Equity Partners II LLC

By:	/s/ Guy M. Russo
Member/Manager

Address:	105 Rowayton Avenue Rowayton, CT 06853

CANAAN EQUITY II L.P. (QP)

By:	Canaan Equity Partners II LLC

By:	/s/ Guy M. Russo
Member/Manager

Address:	105 Rowayton Avenue Rowayton, CT 06853

CANAAN EQUITY II ENTREPRENEURS LLC

By:	Canaan Equity Partners II LLC

By:	/s/ Guy M. Russo
Manager

Address:	105 Rowayton Avenue Rowayton, CT 06853

CYCAD GROUP, LLC

By:	/s/ K. Leonard Judson

Name:	K. Leonard Judson

Title:	President and Manager

Address:	6187 Carpinteria Ave., Suite 300 P.O. BOX 5010 Carpinteria, CA 93014

GUIDANT CORPORATION

By:

Name:

Title:

Address:

UNICORN MEDICAL INCORPORATED

By:

Name:

Title:

Address:	c/o Pierre Gobin, M.D., Department of Radiology Cornell University 525 E. 68th Street Box 141 New York, NY 10021

MEDTRONIC, INC.

By:

Name:

Title:

Address:

ev3 INC.

By:

Name:

Title:

Address:	c/o Jim Corbett 1861 Buerkle Road White Bear, MN 55110